                                                                    EXHIBIT 99.1


FOR IMMEDIATE RELEASE                                       (PULITZER INC. LOGO)

                                                      900 North Tucker Boulevard
                                                       St. Louis, Missouri 63101
                                                                Tel 314/340-8402
                                                                Fax 314/340-3125


                                              For further information, contact
                                              James V. Maloney, Director of
                                              Shareholder Relations
                                              (314) 340-8402


                       PULITZER INC. REPORTS FIRST-PERIOD
                  REVENUE FOR FIVE WEEKS ENDED FEBRUARY 1, 2004

         ST. LOUIS, February 17, 2004 -- Pulitzer Inc. (NYSE: PTZ) today announced that revenues increased 2.1 percent for the five-week accounting period ended February 1, 2004 when compared to the respective 2003 period. January 2004 advertising revenue in St. Louis and at the 12 Pulitzer Newspapers, Inc. ("PNI") markets increased 2.8 percent versus last year, with increases of
0.8 percent in the combined St. Louis operations and 8.2 percent at PNI.

         On a comparable basis, excluding the results of PNI acquisitions absent in the comparable period of 2003, total revenue and total advertising revenue increased 1.4 percent and 2.0 percent, respectively, for the five-week period ended February 1, 2004. January 2004 comparable advertising revenue increased
0.8 percent in the combined St. Louis operations and 5.1 percent at PNI.

         The principal components of the first-period comparable advertising revenue results for St. Louis and PNI were:

         o Comparable retail advertising revenue, including preprints, increased 3.6 percent. Comparable retail ROP revenue increased
                  5.2 percent, principally due to strength in the entertainment, grocery and electronic categories, as well as gains in local territory revenue, which increased 7.9 percent in St. Louis. These gains were partially offset by weakness in the department store, home improvement and furniture segments. Comparable St. Louis and PNI retail ROP revenue increased 5.3 percent and 5.0 percent, respectively. Comparable retail preprint revenue increased 1.3 percent in St. Louis and decreased 1.5 percent at PNI.



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
Page Two
Pulitzer Period 1 Revenues

         o Comparable national advertising revenue, including preprints, decreased 15.4 percent versus the comparable 2003 period principally due to weakness in the telecommunications and financial categories, particularly in St. Louis. Comparable national preprint revenue decreased 7.6 percent for the period and comparable national ROP revenue decreased 17.2 percent. Comparable national advertising revenue, including preprints, decreased 15.9 percent in St. Louis and 4.2 percent at PNI.

         o Comparable classified revenue increased 4.4 percent from last year, with growth in all major categories.

         January 2004 revenue associated with the Company's 50 percent interest in the Tucson Newspaper Agency ("TNI") decreased 1.0 percent and total advertising revenue decreased 1.6 percent. TNI retail revenue, including preprints, decreased 7.2 percent with a 13.8 percent decrease in retail ROP partially offset by a 20.0 percent increase in retail preprint revenue. Local territory revenues decreased 15.1 percent for the period. TNI national revenue, including preprints, decreased 8.8 percent due to weakness in the pharmaceutical segment. January classified revenue increased 8.3 percent, with growth in all major categories.

                    COMPARABLE CLASSIFIED ADVERTISING REVENUE
                       PERCENTAGE CHANGE 2004 VERSUS 2003

   PERIOD 1                            Combined            PNI       Total Pulitzer       TNI         Total Pulitzer,
                                      St. Louis                                                        including TNI
---------------------------------------------------------------------------------------------------------------------
   Help Wanted                          (0.4%)            24.7%           4.4%           24.4%             6.9%

   Automotive                            6.1%             (4.2%)          3.7%            7.6%             4.1%

   Real Estate                           5.9%             11.8%           7.6%            2.8%             7.1%

   Total classified revenue              2.9%              9.5%           4.4%            8.3%             4.9%

Earnings Guidance (see Notes)

In December, the Company provided guidance for full-year 2004 base earnings of at least $2.10 per fully diluted share. However, unanticipated softness from major retail advertisers,



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Page Three
Pulitzer Period 1 Revenues

particularly in St. Louis, and costs related to the start-up of the new direct mail business in St. Louis, principally in the first and second quarters, make achieving this level of base earnings more challenging. The Company will provide additional guidance as the impact of these factors becomes clearer.

         Pulitzer Inc., through various subsidiaries and affiliated entities, is engaged in newspaper publishing and related new media activities. The Company's newspaper operations include two major metropolitan dailies, the St. Louis Post-Dispatch and the Arizona Daily Star in Tucson, Ariz., and, through its Pulitzer Newspapers, Inc. (PNI) subsidiary, 12 other dailies and more than 65 weekly newspapers, shoppers and niche publications. The PNI dailies are The Pantagraph, Bloomington, Ill.; The Daily Herald, Provo, Utah; the Santa Maria Times, Santa Maria, Calif.; The Napa Valley Register, Napa, Calif.; The World, Coos Bay, Ore.; The Sentinel, Hanford, Calif.; the Arizona Daily Sun, Flagstaff, Ariz.; The Daily Chronicle, DeKalb, Ill.; The Garden Island, Lihue, Hawaii; the Daily Journal, Park Hills, Mo.; The Lompoc Record, Lompoc, Calif.; and The Daily News, Rhinelander, Wisc. The Company's newspaper operations also include the Suburban Journals of Greater St. Louis, a group of 37 weekly papers and various niche publications.

         The Company's new media and interactive initiatives include STLtoday.com in St. Louis, azstarnet.com in Tucson, and Web sites for all of its other dailies. Pulitzer Inc. is the successor to the company originally founded by Joseph Pulitzer in St. Louis in 1878. For more information, visit our Web site at www.pulitzerinc.com.


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Page Four
Pulitzer Period 1 Revenues

NOTES:
--------------------------------------------------------------------------------

Statements in this press release concerning the Company's business outlook or future economic performance, anticipated profitability, revenues, expenses or other financial items, together with other statements that are not historical facts, are "forward-looking statements" as that term is defined under the Federal Securities Laws. Forward-looking statements are subject to risks, uncertainties and other factors which could cause actual results to differ materially from those stated in such statements. Such risks, uncertainties and other factors include, but are not limited to, industry cyclicality, the seasonal nature of the business, changes in pricing or other actions by competitors or suppliers (including newsprint), outcome of labor negotiations, capital or similar requirements, and general economic conditions, any of which may impact advertising and circulation revenues and various types of expenses, as well as other risks detailed in the Company's filings with the Securities and Exchange Commission. Although the Company believes that the expectations reflected in "forward-looking statements" are reasonable, it cannot guarantee future results, levels of activity, performance or achievements. Accordingly, investors are cautioned not to place undue reliance on any such "forward-looking statements," and the Company disclaims any obligation to update the information contained herein or to publicly announce the result of any revisions to such "forward-looking statements" to reflect future events or developments.

The Company's calculation of "Base Earnings" and "Base Earnings per Diluted Share," including guidance contained herein for full-year 2004 base earnings per diluted share, exclude gains and losses related to certain non-operating investments that are not a strategic component of the Company's capital structure or operating plans (principally, investments in new media companies and partnerships making similar investments), and employment termination inducements associated with positions that will not be staffed. Gains or losses on the sale of marketable securities reflect activity in a strategic component of the Company's capital structure and are, therefore, included in the determination of "Base Earnings," and "Base Earnings per Diluted Share."

The Company can not currently determine full-year 2004 investment gains and losses, if any, related to certain non-operating investments or future employment termination inducements, if any. The Company's calculation of "Base Earnings" and "Base Earnings per Diluted Share," including guidance contained herein for full-year 2004 base earnings per diluted share, may not be comparable to similarly titled measures reported by other companies. "Base Earnings" and "Base Earnings per Diluted Share," as defined above, are not measures of performance under generally accepted accounting principles ("GAAP") and should not be construed as substitutes for consolidated net income and diluted earnings per share as a measure of performance. However, management uses "Base Earnings" and "Base Earnings per Diluted Share" for comparing the Company's past, current, and future performance and believes that they provide meaningful and comparable information to investors to aid in their analysis of the Company's performance relative to other periods and to its peers.


                                -tables attached-

PULITZER INC. AND SUBSIDIARIES
PERIOD REVENUE AND STATISTICAL REPORT
(Revenue in thousands--Unaudited)

                                                                     Five Weeks        Five Weeks
                                                                        Ended            Ended
                                                                     February 1,      February 2,
                                                                        2004         2003 (Note 4)        Change
                                                                     -----------     -------------        -------
CONSOLIDATED OPERATING REVENUES (NOTE 1):

   Advertising:
    Retail                                                             $ 9,726          $ 9,172             6.0%
    National                                                             1,905            2,302           (17.2%)
    Classified                                                          11,636           11,012             5.7%
                                                                       -------          -------          ------
     Total                                                              23,267           22,486             3.5%

    Preprints                                                            4,785            4,796            (0.2%)
                                                                       -------          -------          ------
     Total Advertising                                                  28,052           27,282             2.8%

   Circulation                                                           7,704            7,770            (0.8%)
   Other                                                                   602              552             9.1%
                                                                       -------          -------          ------
     Total                                                             $36,358          $35,604             2.1%
                                                                       =======          =======          ======
OPERATING REVENUES OF CONSOLIDATED SUBSIDIARIES:

   Combined St. Louis Operations (Note 2):
    Advertising (Note 3):                                              $19,933          $19,778             0.8%
    Circulation                                                          5,744            5,809            (1.1%)
    Other                                                                  176              111            58.6%
                                                                       -------          -------          ------
     Total                                                             $25,853          $25,698             0.6%
                                                                       =======          =======          ======
   Pulitzer Newspapers, Inc.
    Advertising (Note 3):                                              $ 8,119          $ 7,504             8.2%
    Circulation                                                          1,960            1,961            (0.1%)
    Other                                                                  426              441            (3.4%)
                                                                       -------          -------          ------
     Total                                                             $10,505          $ 9,906             6.0%
                                                                       =======          =======          ======
OPERATING REVENUES OF UNCONSOLIDATED NEWSPAPER JOINT VENTURE:

   Pulitzer's 50% share of Tucson Newspaper Agency:
    Advertising (Note 3):                                              $ 3,719          $ 3,780            (1.6%)
    Circulation                                                          1,156            1,162            (0.5%)
    Other                                                                   59               40            47.5%
                                                                       -------          -------          ------
     Total                                                             $ 4,934          $ 4,982            (1.0%)
                                                                       =======          =======          ======

Note 1

     Year-to-year comparisons are affected by prior-year weekly newspaper acquisitions that complement the Company's newspapers in several markets. On a comparable basis, excluding the impact of the acquisitions for comparable ownership periods in each year, advertising and total revenues would have increased as follows:

                                                Five Weeks
                                             Comparable Change
                                        ---------------------------
                                             Total
                                            Pulitzer           PNI
                                        ---------------------------
     Advertising Revenue                      2.0%            5.1%
     Total Revenue                            1.4%            3.4%

Note 2

  Includes revenues of the St. Louis Post-Dispatch, Suburban Journals of Greater St. Louis, St. Louis e-media operations, and STL Distribution Services.

Note 3

  For the five-week period ended February 1, 2004, classified employment advertising revenue in St. Louis, including STLtoday.com, decreased
  0.4 percent. At PNI, comparable classified employment advertising revenue, excluding the impact of acquisitions for comparable ownership periods in each year, increased 24.7 percent for the five-week periods. At the Tucson Newspaper Agency, classified employment advertising revenue increased 24.4 percent for the five-week period.

Note 4

  Certain reclassifications have been made to the 2003 financial statements and statistical data to conform with the presentation made for the first period of 2004.


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
PULITZER INC. AND SUBSIDIARIES
PERIOD REVENUE AND STATISTICAL REPORT

SELECTED STATISTICAL INFORMATION

                                                           Five Weeks      Five Weeks
                                                              Ended          Ended
                                                           February 1,     February 2,
                                                              2004        2003 (Note 4)   Change
                                                           -----------    -------------   ------
ADVERTISING LINAGE (in thousands of inches)

ST. LOUIS POST-DISPATCH:
  Advertising Inches
    Full run (all zones)
      Retail                                                   61.4           55.1          11.6%
      General                                                  13.8           15.6         (11.3%)
      Classified                                               87.7           92.0          (4.6%)
                                                              -----          -----         -----
        Total                                                 163.0          162.6           0.2%
    Part run (Retail/Classified)                               47.8           36.1          32.3%
                                                              -----          -----         -----
        Total Inches                                          210.7          198.7           6.1%
                                                              =====          =====         =====

TUCSON NEWSPAPER AGENCY:
  Star/Citizen advertising inches
    Full run (all zones)
      Retail                                                  132.5          138.5          (4.3%)
      General                                                   7.7            7.5           2.6%
      Classified                                              142.0          139.2           2.0%
                                                              -----          -----         -----
        Total                                                 282.2          285.2          (1.0%)
    Part run (Retail/Classified)                                6.4            7.1          (9.9%)
                                                              -----          -----         -----
        Total Inches                                          288.6          292.3          (1.3%)
                                                              =====          =====         =====

                                                                 Period Average
                                                            ------------------------
CIRCULATION (Note 5):                                         2004             2003            Change
                                                            -------          -------           ------
ST. LOUIS POST-DISPATCH:
    Daily                                                   275,635          279,827           (1.5%)
    Sunday                                                  448,304          466,220           (3.8%)

COMBINED PULITZER NEWSPAPERS, INC.:
    Daily                                                   187,738          188,053           (0.2%)
    Sunday                                                  187,998          190,088           (1.1%)

TUCSON NEWSPAPER AGENCY:
    Star Daily                                              111,624          110,098            1.4%
    Citizen Daily                                            32,696           35,352           (7.5%)
                                                            -------          -------           ----
      Combined Daily                                        144,320          145,450           (0.8%)

    Star Sunday                                             179,652          182,318           (1.5%)

                                                          Five Weeks       Five Weeks
                                                            Ended            Ended
                                                          February 1,      February 2,
ONLINE PAGE VIEWS (in thousands)                             2004         2003 (Note 4)        Change
                                                          -----------     -------------        ------
Combined St. Louis (Note 6)                                 35,925          19,737              82.0%

Combined PNI Web sites                                       8,413           7,371              14.1%

Combined Tucson Web sites                                    6,719           6,800              (1.2%)

Note 5

 Year-to-date circulation levels represent averages (unaudited) for the current ABC annual audit periods ending September 30 and December 31 for the St. Louis Post-Dispatch and Tucson Newspaper Agency, respectively. Year-to-date PNI amounts represent combined averages (unaudited) for the annual periods ending December 31.

Note 6

 The Company changed the manner in which it records page view data. 2004 data may not be comparable with 2003 reported results.



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